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                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

                               SECURITY AGREEMENT

          SECURITY AGREEMENT, dated as of April 26, 2004, among UMT HOLDINGS, L.P., a Delaware limited partnership (the "Company" and, together with the Guarantors, the "Grantors" and each individually a "Grantor"), and WILMINGTON TRUST COMPANY, in its capacity as collateral agent (and any successor collateral agent, the "Agent") for the Holders (as defined below).

                                   WITNESSETH:

          WHEREAS, pursuant to that certain Indenture dated as of the date hereof (as from time to time amended, restated, supplemented or otherwise modified the "Indenture"), by and among the Company, the Guarantors named therein and Wilmington Trust Company (the "Trustee"), the Company has authorized issuance from time to time of its Class B Junior Subordinated Secured Debentures (the "Debentures") which are guaranteed by the Guarantors;

          WHEREAS, the Guarantors will receive substantial direct and indirect benefits from the issuance of the Debentures by the Company;

          WHEREAS, the Grantors have agreed to grant a continuing Lien on the Collateral (as hereinafter defined) to secure the Obligations (as hereinafter defined);

          NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. DEFINED TERMS. The following terms shall have the following respective meanings:

          "Collateral" means Capital Stock of the Company's Restricted Subsidiaries, and contract rights, Equipment and Instruments of the Company and the Guarantors, and all substitutions for and replacements, products and proceeds (as such term is defined in the UCC) of any of the foregoing; provided, however, that notwithstanding the foregoing, the following shall not constitute, and shall not be included in the Collateral:

               (1) any Instruments with final payments due, or a final maturity date that is, fifteen (15) years or more after the date such Instrument is made or entered into;

               (2) any contracts for deed, and any rights associated therewith;

               (3) any proceeds of Instruments, contract rights or any capital stock of the Issuer's Restricted Subsidiaries; and

               (4) cash of any kind, including as proceeds of any Collateral hereunder.
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          "Debt" shall have the meaning given to it in the Indenture.

          "Equipment" means all of each Grantors' now owned and hereafter acquired machinery, equipment, furniture, furnishings, fixtures, and other tangible personal property (except Inventory), including office equipment; together with all component and auxiliary parts and supplies used or to be used in connection therewith; wherever any of the foregoing is located.

          "Guarantee" means any guarantee entered into or given by a Guarantor under the Indenture.

          "Guarantor" shall have the meaning given to it in the Indenture.

          "Instruments" means all instruments as such term is defined in the UCC, now owned or hereafter acquired by each Grantor.

          "Material Adverse Effect" means (a) a material adverse effect upon the business, assets, liabilities (actual or contingent), condition (financial or otherwise), or results of operations of (i) the Company or (ii) the Parent and its Subsidiaries taken as a whole; (b) a material impairment of the ability of the Company or any Guarantor to perform its obligations under the Indenture or any Collateral Document to which it is a party; or (c) a material adverse effect upon the legality validity, binding effect or enforceability against the Company or any Guarantor of the Indenture or any Security Document to which it is a party.

          "Obligations" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the Debentures, the Indenture or the Guarantees, in each case whether now or hereafter existing, renewed or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, whether or not arising on or after the commencement of a proceeding under Title 11, U.S. Code or any similar federal or state law for the relief of debtors (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding.

          "Required Holders" means such Holder(s) as are entitled to take action or direct the Trustee pursuant to the terms of the Indenture.

          "Subsidiary" shall have the meaning given to it in the Indenture.

          "UCC" means the Uniform Commercial Code, as in effect from time to time, of the State of New York or of any other state the laws of which are required as a result thereof to be applied in connection with the issue of perfection of security interests.

          "Uniform Commercial Code jurisdiction" means any jurisdiction that has adopted "Revised Article 9" of the UCC on or after July 1, 2001.

          All other capitalized terms used but not otherwise defined herein have the meanings given to them in the Indenture. All other undefined terms contained in this Security Agreement, unless the context indicates otherwise, have the meanings provided for by the UCC to the extent the same are used or defined therein.


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          2. GRANT OF LIEN.

          (a) As security for all Obligations, each Grantor hereby grants to the Agent, for the benefit of the Agent, the Trustee and the Holders, a continuing security interest in, lien on, assignment of and right of set-off against the Collateral.

          (b) All of the Obligations shall be secured by all of the Collateral.

          3. PERFECTION AND PROTECTION OF SECURITY INTEREST.

          (a) Each of the Grantors shall, at their own expense, perform all steps requested by the Agent at any time to perfect, maintain, protect, and enforce the Agent's Liens, including: (i) executing and filing financing or continuation statements, and amendments thereof, in form and substance reasonably satisfactory to the Agent; (ii) placing notations on such Grantor's books of account to disclose the Agent's security interest; and (iii) taking such other steps as are deemed necessary or desirable by the Agent to maintain and protect the Agent's Liens, provided that no Guarantor shall be required to deliver to the Agent possession of any Instrument comprising an item of Collateral; provided further that within 30 days after April 30 in each year beginning with April 30, 2005, the Company shall furnish the Agent an Opinion of Counsel pursuant to Section 10.02(b)(ii) of the Indenture, whether or not such Opinion of Counsel is required by the TIA. Each Grantor agrees that a carbon, photographic, photostatic, or other reproduction of this Security Agreement or of a financing statement is sufficient as a financing statement.

          (b) Each Grantor hereby irrevocably authorizes the Agent at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that
(a) accurately describe the Collateral and (b) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor. Each Grantor agrees to furnish any such information to the Agent promptly upon request. Each Grantor also ratifies its authorization for the Agent to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

          (c) From time to time, each Grantor shall, upon the Agent's request, execute and deliver confirmatory written instruments pledging to the Agent, for the ratable benefit of the Agent and the Lenders, the Collateral, but any Grantor's failure to do so shall not affect or limit any security interest or any other rights of the Agent or any Lender in and to the Collateral with respect to any Grantor. So long as the Indenture is in effect and until all Obligations have been fully satisfied, the Agent's Liens shall continue in full force and effect in all Collateral except for such Collateral as is disposed of in accordance with the Indenture.

          (d) Terminations Amendments Not Authorized. Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of Agent and agrees


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that it will not do so without the prior written consent of Agent, subject to such Grantor's rights under Section 9.509(d)(2) of the UCC.

          4. LOCATION OF COLLATERAL. Each of the Grantors represents and warrants to the Agent, the Trustee and the Holders that, as of the date of the issuance of the Debentures, Schedule A is a correct and complete list of the location of its chief executive office, the location of its books and records, the locations of the Collateral, and the locations of all of its other places of business. Each Grantor covenants and agrees that it will not (i) maintain any Collateral at any location other than those locations listed for such Grantor on Schedule A, (ii) otherwise change or add to any of such locations, or (iii) change the location of its chief executive office from the location identified in Schedule A, unless it concurrently gives the Agent written notice thereof and within four months of such change executes any and all financing statements and other documents that the Agent reasonably requests in connection therewith.

          5. JURISDICTION OF ORGANIZATION. Schedule II hereto identifies each Grantor's name as of the Closing Date as it appears in official filings in the state of its incorporation or other organization, the type of entity of such Grantor (including corporation, partnership, limited partnership or limited liability company), organizational identification number issued by such Grantor's state of incorporation or organization or a statement that no such number has been issued and the jurisdiction in which the such Grantor is incorporated or organized. Each Grantor has only one state of incorporation or organization.

          6. TITLE TO, LIENS ON, AND SALE AND USE OF COLLATERAL. Each Grantor represents and warrants to the Agent, the Trustee and the Holders and agrees with the Agent, the Trustee and the Holders that: (a) such Grantor has rights in and the power to transfer rights in all of the Collateral free and clear of all Liens whatsoever, except for Permitted Liens; and (b) such Grantor will use, store, and maintain the Collateral with all reasonable care and will use such Collateral for lawful purposes only.

          7. ACCESS AND EXAMINATION. The Grantors shall permit representatives and independent contractors of Agent access to their properties and records from time to time upon the reasonable prior written request of Agent.

          8. EQUIPMENT.

          (a) Each Grantor represents and warrants to the Agent, the Trustee and the Holders and agrees with the Agent, the Trustee and the Holders that all of the Equipment owned by such Grantor is and will be used or held for use in such Grantor's business, and is and will be fit for such purposes. Each Grantor shall keep and maintain its Equipment in good operating condition and repair (ordinary wear and tear excepted) and shall make all necessary replacements thereof.

          (b) No Grantor will, without the Agent's prior written consent, alter or remove any identifying symbol or number on any of such Grantor's Equipment constituting Collateral.


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          (c) Except as permitted under the Indenture, no Grantor shall, without the Agent's prior written consent, sell, license, lease as a lessor, or otherwise dispose of any of such Grantor's Equipment.

          9. RIGHT TO CURE. The Agent may, in its discretion, and shall, at the direction of the Trustee (acting at the direction of the Required Holders), pay any amount or do any act required of any Grantor hereunder or under the Indenture or any other Security Document in order to preserve, protect, maintain or enforce the Obligations, the Collateral or the Agent's Liens therein, and which any Grantor fails to pay or do, including payment of any judgment against such Grantor, any insurance premium, any warehouse charge, any finishing or processing charge, any landlord's or bailee's claim, and any other Lien upon or with respect to the Collateral; provided, however, that the Agent shall be under no obligation to take any action which in its sole discretion would subject the Agent to personal or financial liability. Any payment made or other action taken by the Agent under this Section 9 shall be without prejudice to any right to assert an Event of Default hereunder and to proceed thereafter as herein provided.

          10. THE AGENT'S AND HOLDERS' RIGHTS, DUTIES AND LIABILITIES.

          (a) Each Holder hereby appoints Wilmington Trust Company to act as the Agent for such Person under this Security Agreement and the other Collateral Documents. Each Holder hereby irrevocably authorizes the Agent to take such action on its behalf under the provisions of this Security Agreement and the other Collateral Documents and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto and the Agent shall hold all Collateral, charges and collections received pursuant to this Security Agreement, for the ratable benefit of the Holders. The Agent may perform any of its duties hereunder by or through its agents or employees. As to any matters not expressly provided for by this Security Agreement (including without limitation, collection of the Debentures) the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Trustee or the Required Holders, and such instructions shall be binding; provided, however, that the Agent shall not be required to take any action which in the Agent's reasonable discretion exposes it to liability or which is contrary to this Security Agreement or the other Collateral Documents or applicable law unless the Agent is furnished with an indemnification reasonably acceptable to the Agent in its sole discretion with respect thereto and the Agent shall not be responsible for any misconduct or negligence on the part of any agents appointed with due care by the Agent. The Agent may utilize the services of such Persons as the Agent, in its sole discretion, may determine and all reasonable fees and expenses shall be borne by the Grantors. The Agent shall have no duties or responsibilities except those expressly set forth in this Security Agreement and the other Collateral Documents. The Agent shall not be under any obligation to any Holder to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Security Agreement or any of the other Collateral Documents. The Agent shall not have by reason of this Security Agreement a fiduciary relationship in respect of any Holder; and nothing in this Security Agreement, expressed or implied, is intended to or shall be so construed as to impose


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upon the Agent any obligations in respect of this Security Agreement except as expressly set forth herein.

          (b) The Grantors assume jointly and severally all responsibility and liability arising from or relating to the use, sale, license or other disposition of the Collateral. The Obligations shall not be affected by any failure of the Agent, the Trustee or any Holder to take any steps to perfect the Agent's Liens or to collect or realize upon the Collateral, nor shall loss of or damage to the Collateral release any Grantor from any of the Obligations. Following the occurrence and during the continuation of an Event of Default, the Agent may (but shall not be required to), and at the direction of the Required Holders shall, without notice to or consent from any Grantor, sue upon or otherwise collect, extend the time for payment of, modify or amend the terms of, compromise or settle for cash, credit, or otherwise upon any terms, grant other indulgences, extensions, renewals, compositions, or releases, and take or omit to take any other action with respect to the Collateral, any security therefor, any agreement relating thereto, any insurance applicable thereto, or any Person liable directly or indirectly in connection with any of the foregoing, without discharging or otherwise affecting the liability of any Grantor for the Obligations or under the Indenture or any other agreement now or hereafter existing between the Agent and/or the Trustee or any Holder and any Grantor.

          (c) It is expressly agreed by each Grantor that, anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of its contracts and each of its licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder. None of the Agent, the Trustee nor any Holder shall have any obligation or liability under any contract or license by reason of or arising out of this Security Agreement or the granting herein of a Lien thereon or the receipt by Agent, the Trustee or any Holder of any payment relating to any contract or license pursuant hereto. None of the Agent, the Trustee nor any Holder shall be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or pursuant to any contract or license, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any contract or license, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          (d) Neither the Agent nor any of the Agent's officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (1) liable for any action taken or omitted to be taken by it or such Person under or in connection with this Security Agreement or the Collateral Documents or any Collateral (except for its or such Person's own negligence or willful misconduct), or (2) responsible in any manner to any of the Holders for any recitals, statements, representations or warranties made by the Grantors, any officer thereof or any other Person contained in, or made or deemed made in connection with, any Collateral Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with this Security Agreement or the Collateral Documents, or for the due execution, legality, value, validity, effectiveness, genuineness, enforceability or sufficiency of this Security Agreement or the Collateral Documents or any other document or instrument furnished pursuant thereto or of any of the Collateral or for any failure of any Grantor to perform its obligations under such documents.


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          (e) The Agent shall be entitled to conclusively rely, and shall be fully protected and shall incur no liability in acting and relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, statement, order or other document reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice of its legal counsel (which shall not also be counsel to any Grantor), written advice of legal counsel to any Grantor that is required pursuant to the Indenture, or upon advice of independent accountants and other experts selected by the Agent.

          11. COST AND EXPENSES; INDEMNIFICATION.

          (a) The Grantors agree to indemnify the Agent in its capacity as such, against, and hold the Agent harmless from, any and all liabilities, obligations, losses, claims, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, which may be imposed on, incurred by, or asserted against the Agent, in any way relating to or arising out of this Security Agreement or the Collateral Documents or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent in connection with any of the foregoing; provided that no Grantor shall be liable to the Agent for any portion of such liabilities, obligations, losses, claims, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent they are found by a final decision of a court of competent jurisdiction to have resulted from the Agent's negligence or willful misconduct. The agreements in this Section 11 shall survive the payment of the Obligations.

          (b) The Grantors agree to pay to the Agent, for its benefit, on demand, all reasonable costs and expenses that Agent pays or incurs in connection with the negotiation, preparation, administration, enforcement, and termination of this Security Agreement or any of the other Collateral Documents, including: (1) all reasonable fees, expenses and disbursements of any law firm or other counsel engaged by the Agent; (2) costs and expenses (including reasonable attorneys' and paralegals' fees and disbursements) for any amendment, supplement, waiver, consent, or subsequent closing in connection with the Collateral Documents and the transactions contemplated thereby; (3) costs and expenses of lien searches; (4) taxes, fees and other charges for filing financing statements and continuations, and other actions to perfect, protect, and continue the Agent's Liens (including costs and expenses paid or incurred by the Agent in connection with the consummation of this Security Agreement); (5) sums paid or incurred to pay any amount or take any action required of the Grantors under the Collateral Documents that the Grantors fail to pay or take; and (6) costs and expenses of preserving and protecting the Collateral. The foregoing shall not be construed to limit any other directly contrary provisions of the Collateral Documents regarding costs and expenses to be paid by any Grantor.

          (c) In any suit, proceeding or action brought by Agent, the Trustee or any Holder to enforce its rights with respect to any Collateral for any sum owing with respect thereto or to enforce any rights or claims with respect thereto, each Grantor will jointly and severally save, indemnify and keep Agent, the Trustee and Holders harmless from and against all expense (including reasonable attorneys' fees and expenses), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the Account Debtor or other Person obligated on the Collateral, arising out of a breach by any Grantor of any


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obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from such Grantor, except in the case of Agent, the Trustee or any Holder, to the extent such expense, loss, or damage is determined by a court of competent jurisdiction in a final nonappealable judgment to have resulted primarily from the gross negligence or willful misconduct of Agent, the Trustee or such Holder as finally determined by a court of competent jurisdiction. All such obligations of the Grantors shall be and remain enforceable against and only against each Grantor and shall not be enforceable against Agent, the Trustee or any Holder.

          12. LIMITATION ON LIENS ON COLLATERAL. Each Grantor will not create, permit or suffer to exist, and will defend the Collateral against, and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Liens, and will defend the right, title and interest of Agent and the Holders in and to any of either of the Grantor's rights under the Collateral against the claims and demands of all Persons whomsoever.

          13. NOTICE REGARDING COLLATERAL. Each Grantor will advise Agent promptly, in reasonable detail, (i) of any Lien (other than Permitted Liens) or claim made or asserted against any of the Collateral, and (ii) of the occurrence of any other event which could reasonably be expected to have a Material Adverse Effect.

          14. REMEDIES; RIGHTS UPON DEFAULT.

          (a) In addition to all other rights and remedies granted to it under this Security Agreement, the Indenture, the other Collateral Documents and under any other instrument or agreement securing, evidencing or relating to any of the Obligations, if any Event of Default shall have occurred and be continuing, Agent may exercise all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, each Grantor expressly agrees that in any such event Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon such Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may forthwith enter upon the premises of such Grantor where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving such Grantor or any other Person notice and opportunity for a hearing on Agent's claim or action and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, license, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk. Agent, the Trustee or any Holder shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of Agent, the Trustee and Holders, the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption each Grantor hereby releases. Such sales may be adjourned and continued from time to time with or without notice. Agent shall have the right to conduct such sales on the Grantors' premises or elsewhere and shall have the right to use the Grantors' premises without charge for such time or times as Agent deems necessary or advisable.


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          (b) Each Grantor further agrees, at Agent's request, to assemble the
Collateral and make it available to Agent at a place or places designated by Agent which are reasonably convenient to Agent and Grantor, whether at such Grantor's premises or elsewhere. Until Agent is able to effect a sale, lease, or other disposition of Collateral, Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by Agent. Agent shall have no obligation to any Grantor to maintain or preserve the rights of such Grantor as against third parties with respect to Collateral while Collateral is in the possession of Agent. Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of Agent's remedies (for the benefit of Agent, the Trustee and Holders), with respect to such appointment without prior notice or hearing as to such appointment. Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Obligations as provided herein and in the Indenture, and only after so paying over such net proceeds, and after the payment by Agent of any other amount required by any provision of law, need Agent account for the surplus, if any, to the applicable Grantor. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against Agent, the Trustee or any Holder arising out of the repossession, retention or sale of the Collateral except such as determined by a court of competent jurisdiction in a final nonappealable judgment to have resulted primarily from the gross negligence or willful misconduct of Agent, the Trustee or such Holder as finally determined by a court of competent jurisdiction. Each Grantor agrees that ten (10) days prior written notice by Agent of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Obligations, including any reasonable attorneys' fees or other out-of-pocket expenses actually incurred by Agent, the Trustee or any Holder to collect such deficiency.

          (c) Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

          (d) To the extent that applicable law imposes duties on the Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is not commercially unreasonable for the Agent (a) to fail to incur expenses reasonably deemed significant by the Agent to prepare Collateral for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (d) to exercise collection remedies against Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other Persons, whether or not in the same business as such Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the


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reasonable capacity of doing so, or that match buyers and sellers of assets, (i)
to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (k) to purchase insurance or credit enhancements to insure the Agent against risks of loss, collection or disposition of Collateral or to provide to the Agent a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by the Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Agent in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section 14(d) is to provide non-exhaustive indications of what actions or omissions by the Agent would not be commercially unreasonable in the Agent's exercise of remedies against the Collateral and that other actions or omissions by the Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 14(d). Without limitation upon the foregoing, nothing contained in this Section 14(d) shall be construed to grant any rights to any Grantor or to impose any duties on Agent that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section 14(d).

          15. LIMITATION ON AGENT'S AND HOLDERS' DUTY IN RESPECT OF COLLATERAL. Agent, the Trustee and each Holder shall use reasonable care with respect to the Collateral in its possession or under its control. None of Agent, the Trustee or any Holder shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Agent, the Trustee or such Holder, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

          16. MISCELLANEOUS.

          (a) REINSTATEMENT. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

          (b) NOTICES. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Indenture; provided, however that notice to the Agent shall be delivered to the following address or such other address as notified by the Agent from time to time:

          Wilmington Trust Company
          Rodney Square North
          1100 North Market Street
          Wilmington, DE 19890
          Attention: Michael G. Oller Jr.

          Fax: 212-815-5704

          (c) SEVERABILITY. Whenever possible, each provision of this Security Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. This Security Agreement is to be read, construed and applied together with the Indenture and the other Collateral Documents which, taken together, set forth the complete understanding and agreement of Agent, the Trustee, the Holders and the Grantors with respect to the matters referred to herein and therein.

          (d) NO WAIVER; CUMULATIVE REMEDIES. Neither Agent, the Trustee nor any Holder shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Agent and then only to the extent therein set forth. A waiver by Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Agent would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Agent, the Trustee or any Holder, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Agent and the Grantors.

          (e) LIMITATION BY LAW. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

          (f) TERMINATION OF THIS SECURITY AGREEMENT. Subject to Section 16(a) hereof, this Security Agreement shall terminate upon the payment in full of all other Obligations (other than indemnification Obligations as to which no claim has been asserted).

          (g) SUCCESSORS AND ASSIGNS. This Security Agreement and all obligations of the Grantors hereunder shall be binding upon the successors and assigns of the Grantors (including any debtor-in-possession on behalf of any Grantor) and shall, together with the rights and remedies of Agent, for the benefit of Agent, the Trustee and Holders, hereunder, inure to the benefit of Agent, the Trustee and Holders, all future holders of any instrument evidencing any of the Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the Lien granted to Agent, for the benefit of Agent, the Trustee and Holders, hereunder. No Grantor may assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Security Agreement.

          (h) COUNTERPARTS. This Security Agreement may be authenticated in any number of separate counterparts, each of which shall collectively and separately constitute one and the same agreement. This Security Agreement may be authenticated by manual signature, facsimile or, if approved in writing by Agent, electronic means, all of which shall be equally valid.

          (i) GOVERNING LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS SECURITY AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH GRANTOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN DALLAS COUNTY, CITY OF DALLAS, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN ANY GRANTOR, AGENT, THE TRUSTEE AND HOLDERS PERTAINING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER SECURITY DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER SECURITY DOCUMENTS; PROVIDED, THAT AGENT, THE TRUSTEE, HOLDERS AND THE GRANTORS ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF DALLAS COUNTY, CITY OF DALLAS, AND, PROVIDED, FURTHER, NOTHING IN THIS SECURITY AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT. EACH GRANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH GRANTOR HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH GRANTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH GRANTOR AT THE ADDRESS SET FORTH IN SECTION 14.02 OF THE INDENTURE (SUCH NOTICE TO THE PARENT

BEING DELIVERED TO THE PARENT IN CARE OF THE COMPANY AT THE COMPANY'S ADDRESS SET FORTH IN SECTION 14.02 OF THE INDENTURE) AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

          (j) WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT DISPUTES ARISING HEREUNDER OR RELATING HERETO BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG AGENT, LENDERS, AND GRANTORS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED IN CONNECTION WITH, THIS SECURITY AGREEMENT OR ANY OF THE OTHER SECURITY DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.

          (k) SECTION TITLES. The Section titles contained in this Security Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

          (l) NO STRICT CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Security Agreement. In the event an ambiguity or question of intent or interpretation arises, this Security Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Security Agreement.

          (m) ADVICE OF COUNSEL. Each of the parties represents to each other party hereto that it has discussed this Security Agreement and, specifically, the provisions of Section 17(i) and Section 17(j), with its counsel.

          (n) BENEFIT OF HOLDERS. All Liens granted or contemplated hereby shall be for the benefit of Agent, the Trustee and Holders, and all proceeds or payments realized from Collateral in accordance herewith shall be applied to the Obligations in accordance with the terms of the Indenture.

          (o) INCORPORATION BY REFERENCE. All of the rights, protections and privileges granted to the Trustee under the Indenture are incorporated by reference herein and shall inure to the benefit of the Agent herein.

          IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

                                  UMT HOLDINGS, L.P.,
                                  as a Grantor

                                     By: UMT Services, Inc., General Partner


                                        By: /s/ Hollis Greenlaw
                                            ------------------------------------
                                            Hollis Greenlaw, President


                                  UMTH LENDING COMPANY, L.P.
                                  UMTH LAND DEVELOPMENT, L.P.
                                  UMTH LOAN SERVICING, L.P.
                                  UMTH FUNDING SERVICES, L.P.
                                  UMTH GENERAL SERVICES, L.P.
                                  UMTH LENDING COMPANY - FL, L.P.
                                  READY AMERICA FUNDING, L.P.
                                  REO PROPERTY COMPANY., L.P., each as a Grantor

                                     By: UMT Services, Inc., General Partner


                                        By: /s/ Hollis Greenlaw
                                            ------------------------------------
                                            Hollis Greenlaw, President


                                  PROSPECT SERVICES CORP., as a Grantor


                                     By: /s/ Todd Etter
                                         ---------------------------------------

                                     Name: Todd Etter
                                           -------------------------------------

                                     Title: President
                                            ------------------------------------


                                  WILMINGTON TRUST COMPANY,
                                  as Agent


                                     By: /s/ Michael G. Oller, Jr.
                                         ---------------------------------------

                                     Name: Michael G. Oller, Jr.
                                           -------------------------------------

                                     Title: Senior Financial Services Officer
                                            ------------------------------------

                                   SCHEDULE A

                       LOCATION OF CHIEF EXECUTIVE OFFICE

                              5740 Prospect Avenue
                                   Suite 2000
                               Dallas, Texas 75206


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